[SB]Smith Barney
[MF]Mutual Funds

Your Serious Money. Professionally Managed.(SM)




P R O S P E C T U S




Smith Barney
Arizona
Municipals
Fund

Class A, B, L and Y Shares
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--------------------------
September 28, 2000







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   INVESTMENT PRODUCTS: NOT FDIC INSURED * NO BANK
GUARANTEE * MAY LOSE VALUE
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The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Smith Barney Arizona Municipals Fund

 Contents

  Investments, risks and
performance........................................
2
  More on the fund's
investments...........................................
 .   6

Management............................................
 ....................   7
  Choosing a class of shares to
buy.........................................   8
  Comparing the fund's
classes..............................................
9
  Sales
charges...............................................
 ..............  10
  More about deferred sales
charges.........................................  12
  Buying
shares................................................
 .............  13
  Exchanging
shares................................................
 .........  14
  Redeeming
shares................................................
 ..........  16
  Other things to know about share
transactions.............................  18
  Dividends, distributions and
taxes........................................  20
  Share
price.................................................
 ..............  21
  Financial
highlights............................................
 ..........  22


Smith Barney Mutual Funds

 Investments, risks and performance

Investment objective
The fund seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes as is consistent with the preservation of capital.

Principal investment strategies
Key investments The fund invests at least 80% of its net assets in Arizona municipal securities. Arizona municipal securities include securities issued by the State of Arizona and certain other municipal issuers, political subdivi-sions, agencies and public authorities that pay interest which is exempt from
Arizona personal income taxes.

The fund invests primarily in intermediate-term and long-term investment grade municipal securities, which have remaining maturities at the time of purchase of from three to more than twenty years. Investment grade securities are rated in any of the four highest long-term rating categories, or if unrated, of com-parable quality. The fund may invest up to 20% of its assets in below invest-ment grade securities or unrated securities of equivalent quality (commonly known as "junk bonds").

Selection process The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting indi-vidual securities, the manager:

 . Uses fundamental credit analysis to estimate the relative value and attrac-
  tiveness of various securities and sectors and to exploit opportunities in the municipal bond market
 . May trade between general obligation and revenue bonds and among various rev-
  enue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
 . Considers the yield available for securities with different maturities and a security's maturity in light of the outlook for the issuer and its sector and interest rates
 . Identifies individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Smith Barney Arizona Municipals Fund

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

 . Interest rates rise, causing the value of the fund's portfolio to decline
 . The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded
 . Arizona municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting Ari-
  zona municipal issuers
 . Unfavorable legislation affects the tax-exempt status of municipal bonds
 . The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

It is possible that some of the fund's income distributions may be, and distri-butions of the fund's gains generally will be, subject to federal and Arizona state taxation. The fund may realize taxable gains on the sale of its securi-ties or on transactions in futures contracts. Some of the fund's income may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and gains will be taxable to investors in states other than
Arizona.

Who may want to invest The fund may be an appropriate investment if you are an
Arizona taxpayer and:

 . Are in a high federal tax bracket seeking income exempt from Arizona and fed-
  eral taxation
 . Currently have exposure to other asset classes and are seeking to broaden your investment portfolio
 . Are willing to accept the risks of municipal securities, including the risks of concentrating in a single state


Smith Barney Mutual Funds

Risk return bar chart

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not neces-sarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class A shares for each of the past 10 calendar years. Class B and L shares have different performance because of differ-ent expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

                        Total Return for Class A
Shares


  7.52%  9.66%  9.61%  13.10%  (6.39)%  17.34%  4.00%
8.97%  5.60%  (3.97)%

   90     91     92      93      94       95     96
97     98      99

                      Calendar years ended December 31

Quarterly returns (past 10 years):

Highest: 7.82% in 1st quarter 1995; Lowest: (6.28)% in
1st quarter 1994. Year
to date: (0.25)% through 6/30/00.

Risk return table

This table indicates the risks of investing in the fund by comparing the aver-age annual total return of each class for the periods shown with that of the
Lehman Brothers Municipal Bond Index (the "Lehman
Index"), a broad-based unman-
aged index of municipal bonds and the Lipper Arizona
Municipal Fund Average
(the "Lipper Average"), an average composed of the fund's peer group of mutual funds. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends.

                          Average Annual Total Returns

                  Calendar Years Ended December 31,
1999

Class           1 year  5 years 10 years Since
inception Inception date
 A              (7.84)%  5.29%   5.89%        6.23%
06/01/87
 B              (8.61)%  5.45%    n/a         4.92%
11/06/92
 L              (6.34)%  5.37%    n/a         5.56%
12/08/94
 Y **             n/a     n/a     n/a          n/a
11/07/94
Lehman Index    (2.06)%  6.91%   6.89%        7.53%
*
Lipper Average  (4.29)%  5.95%   6.10%        7.07%
*

*Index comparisons begin on June 1, 1987.

**There were no Class Y shares outstanding for the calendar year ended December
 31, 1999.

Smith Barney Arizona Municipals Fund

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                                Shareholder fees

(fees paid directly from your investment)     Class A
Class B Class L Class Y
Maximum sales charge (load) imposed on
purchases
(as a % of offering price)                     4.00%
None    1.00%   None
Maximum deferred sales charge (load) (as a %
of the lower of net asset value at purchase
or redemption)                                 None*
4.50%   1.00%    None

                         Annual fund operating
expenses
(expenses deducted from fund assets)          Class A
Class B Class L Class Y**
Management fee                                 0.50%
0.50%   0.50%   0.50%
Distribution and service (12b-1) fees          0.15%
0.65%   0.70%    None
Other expenses                                 0.23%
0.26%   0.36%   0.23%
                                               -----
-----   -----   -----
Total annual fund operating expenses           0.88%
1.41%   1.56%   0.73%
                                               =====
=====   =====   =====

*You may buy Class A shares in amounts of $500,000 or more at net asset value
(without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**For Class Y shares, which had not been offered prior to May 31, 2000, "Other expenses" have been estimated for the fiscal year ending May 31, 2001.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
 . You invest $10,000 in the fund for the period shown
 . You redeem all of your shares at the end of the period
 . Your investment has a 5% return each year
 . You reinvest all distributions and dividends without a sales charge
 . The fund's operating expenses remain the same

                      Number of years you own your
shares

                                       1 year 3 years
5 years 10 years
Class A (with or without redemption)    $486   $669
$868    $1,441
Class B (redemption at end of period)   $594   $746
$871    $1,546
Class B (no redemption)                 $144   $446
$771    $1,546
Class L (with or without redemption)    $357   $588
$941    $1,938
Class L (no redemption)                 $257   $588
$941    $1,938
Class Y (with or without redemption)    $ 75   $233
$406    $  906


Smith Barney Mutual Funds

 More on the fund's investments

Arizona municipal securities Arizona municipal securities include debt obliga-tions issued by certain non-Arizona governmental issuers such as Puerto Rico, the Virgin Islands and Guam. The interest on Arizona municipal securities is exempt from federal income tax and Arizona personal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The Arizona municipal securities in which the fund invests include general obligation bonds, revenue bonds and municipal leases. These securities may pay interest at fixed, variable or floating rates.
The fund may also hold zero coupon securities which pay no interest during the life of the obligation but trade at prices below their stated maturity value.
The fund also may invest up to 20% of its net assets in municipal securities of non-Arizona issuers. These will generally be exempt from federal, but not Ari-zona, income taxes.

Below investment grade securities Below investment grade securities, also known as "junk bonds", are considered speculative with respect to the issuer's abil-ity to pay interest and principal, involve a high risk of loss and are suscep-tible to default or decline in market value because of adverse economic and business developments. The market value for these securities tends to be very volatile, and they are less liquid than investment grade debt securities.

Derivative contracts The fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

 . To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates
 . As a substitute for buying or selling securities

A futures contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities.
Even a small investment in futures can have a big impact on a fund's interest rate exposure. Therefore, using futures can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on futures if changes in their value do not correspond accurately to changes in the value of the fund's hold-ings. The other parties to certain futures present the same types of default risk as issuers of fixed income securities. Futures can also make a fund less liquid and harder to value, especially in declining markets.

Smith Barney Arizona Municipals Fund

Defensive investing The fund may depart from its principal investment strate-gies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

 Management

Manager The fund's investment adviser and administrator is SSB Citi Fund Man-agement LLC ("SSB Citi") (successor to SSBC Fund
Management Inc.), an affiliate
of Salomon Smith Barney Inc. ("Salomon Smith Barney").
The manager's address is
388 Greenwich Street, New York, New York 10013. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Joseph Deane, investment officer of SSB Citi and managing director of Salomon
Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since February 1999. Mr. Deane has 30 years of securities business experience.

Management fees During the fiscal year ended May 31, 2000, SSB Citi received an advisory fee and an administrative fee equal to 0.30% and 0.20%, respectively, of the fund's average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its
Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or share-holder servicing activities out of its past profits and other available sourc-es. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. SSB Citi or an affiliate may make similar payments under similar arrangements.

Transfer agent and shareholder servicing agent Citi
Fiduciary Trust Company
serves as the fund's transfer agent and shareholder servicing agent (the
"transfer agent"). The transfer agent has entered into a sub-transfer


Smith Barney Mutual Funds
agency and services agreement with PFPC Global Fund
Services to serve as the
fund's sub-transfer agent (the "sub-transfer agent").
The sub-transfer agent
will perform certain functions including shareholder record keeping and accounting services.


 Choosing a class of shares to buy

You can choose among four classes of shares: Classes
A, B, L and Y. Each class
has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the time of the investment.

 . If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
 . For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
 . Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class
  L shares do not, Class B shares may be more attractive to long-term invest-
  ors.

You may buy shares from:

 . A broker-dealer, financial intermediary, financial institution or a distribu-
  tor's financial consultants (each called a "Service
Agent")

 . The fund, but only if you are investing through certain Service Agents.

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.


Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


Initial           Additional
                                       Classes A, B, L
Class Y   All Classes
General                                    $1,000
$15 million     $50
Monthly Systematic Investment Plans          $25
n/a         $25
Quarterly Systematic Investment Plans        $50
n/a         $50
Uniform Gift to Minors Accounts             $250
$15 million     $50

Smith Barney Arizona Municipals Fund

 Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Serv-ice Agent may receive different compensation depending upon which class you choose.

     Class A           Class B       Class L
Class Y
Key
features
   . Initial         . No ini-     . Initial      . No
     sales             tial          sales
initial
     charge            sales         charge         or
   . You may           charge        is lower
deferred
     qualify         . Deferred      than
sales
     for               sales         Class A
charge
     reduction         charge      . Deferred     .
Must
     or                declines      sales
invest
     waiver            over          charge         at
least
     of ini-           time          for only
$15
     tial            . Converts      1 year
million
     sales             to Class    . Does not     .
Lower
     charge            A after       convert
annual
   . Lower             8 years       to Class
expenses
     annual          . Higher        A
than the
     expenses          annual      . Higher
other
     than              expenses      annual
classes
     Class B           than          expenses
     and               Class A       than
     Class L                         Class A
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Initial
sales
charge
    Up to             None           1.00%
None
    4.00%;
    reduced
    for large
    purchases
    and waived
    for cer-
    tain
    investors.
    No charge
    for pur-
    chases of
    $500,000
    or more
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Deferred
sales
charge
                   Up to          1.00% if
None
    1.00% on          4.50%          you redeem
    purchases         charged        within 1
    of                when you       year of
    $500,000          redeem         purchase
    or more if        shares.
    you redeem        The charge
    within 1          is reduced
    year of           over time
    purchase          and there
                  is no
                      deferred
                      sales
                      charge
                      after 6
                      years
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Annual
distri-
bution
and
service
fees

    0.15% of          0.65% of       0.70% of
None
    average           average        average
    daily net         daily net      daily net
    assets            assets         assets
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Exchange
privilege*
    Class A           Class B        Class L
Class Y
    shares of         shares of      shares of
shares of
    most Smith        most Smith     most Smith
most Smith
    Barney            Barney         Barney
Barney
    funds             funds          funds
funds
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*Ask your Service Agent for the Smith Barney funds available for exchange.


Smith Barney Mutual Funds

 Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensa-tion that is paid out of the sales charge. This compensation includes commis-sions and other fees which Service Agents that sell shares of the fund receive.
The distributor keeps up to approximately 10% of the sales charge imposed on
Class A shares. Service Agents also will receive the service fee payable on
Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.


                                 Sales Charge as a %
                                 of:

Broker/Dealer

Commission as
                                 Offering  Net amount
% of
Amount of purchase               price (%) invested
(%) offering price
Less than $25,000                  4.00        4.17
3.60
$25,000 but less than $50,000      3.50        3.63
3.15
$50,000 but less than $100,000     3.00        3.09
2.70
$100,000 but less than $250,000    2.50        2.56
2.25
$250,000 but less than $500,000    1.50        1.52
1.35
$500,000 or more                    -0-         -0-
-0-

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith
Barney funds to take
advantage of the breakpoints in the sales charge schedule.

Smith Barney Arizona Municipals Fund

Accumulation privilege - lets you combine the current value of Class A shares owned

 . by you, or
 . by members of your immediate family,

 and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Cer-
 tain trustees and fiduciaries may be entitled to combine accounts in deter-
 mining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith
  Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

 . Employees of NASD members

 . Investors participating in a fee-based program sponsored by certain broker-
  dealers affiliated with Citigroup

 . Investors who redeemed Class A shares of a Smith
Barney fund in the past 60
  days, if the investor's Service Agent is notified


If you want to learn about additional waivers of Class
A initial sales charges,
contact your Service Agent or consult the Statement of Additional Information
("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of pur-chase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

Year after purchase    1st  2nd 3rd 4th 5th 6th
through 8th
Deferred sales charge  4.5%  4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell.
Service Agents also receive
a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares they are servicing.



Smith Barney Mutual Funds

Class B conversion After 8 years, Class B shares automatically convert into
Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:                          Shares issued:
Shares issued:
At initial                              On
reinvestment of Upon exchange from
purchase                                dividends and
another Smith
                                        distributions
Barney fund
Eight years after the date of purchase  In same
proportion On the date the
                                        as the number
of   shares originally
                                        Class B shares
acquired would
                                        converting is
to   have converted
                                        total Class B
into Class A
                                        shares you own
shares
                                        (excluding
shares
                                        issued as a
                                        dividend)

Class L shares
You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith
Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2001.

Service Agents selling Class L shares receive commissions of up to 1.75% of the purchase price of the Class L shares they sell.
Starting in the thirteenth
month Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares held by their clients.

Class Y Shares
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

 More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of pur-chase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

 . Shares exchanged for shares of another Smith Barney fund
 . Shares representing reinvested distributions and dividends

 . Shares no longer subject to the deferred sales charge

Smith Barney Arizona Municipals Fund

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

 . On payments made through certain systematic withdrawal plans
 . For involuntary redemptions of small account balances
 . For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

 Buying shares

     Through a   You should contact your Service Agent
to open a brokerage
 Service Agent   account and make arrangements to buy
shares.

                 If you do not provide the following
information, your order
                 will be rejected:
                 . Class of shares being bought
                 . Dollar amount or number of shares
being bought

                 Your Service Agent may charge an
annual account maintenance
                 fee.
------------------------------------------------------
--------------------------

   Through the   Certain investors who are clients of
certain Service Agents
     fund        are eligible to buy shares directly
from the fund.

                 . Write the fund at the following
address:
                      Smith Barney Arizona Municipals
Fund Inc.
                      (Specify class of shares)

                      c/o PFPC Global Fund Services

                      P.O. Box 9699

                      Providence, RI 02940-9699


Smith Barney Mutual Funds

                 . Enclose a check to pay for the
shares. For initial
                   purchases, complete and send an
account application.
                 . For more information, call the
transfer agent at 1-800-
                   451-2010.
------------------------------------------------------
--------------------------
     Through a
    systematic   You may authorize your Service Agent
or the sub- transfer
    investment   agent to transfer funds automatically
from (i) a regular bank
          plan   account, (ii) cash held in a
brokerage account with a Service
                 Agent or (iii) certain money market
funds, in order to buy
                 shares on a regular basis.

                 . Amounts transferred should be at
least: $25 monthly or $50
                   quarterly

                 . If you do not have sufficient funds
in your account on a
                   transfer date, your Service Agent
or the sub-transfer agent
                   may charge you a fee

                 For more information, contact your
Service Agent or the
                 transfer agent or consult the SAI.


 Exchanging shares

  Smith Barney
      offers a   You should contact your Service Agent
to exchange into other
   distinctive   Smith Barney funds. Be sure to read
the prospectus of the
     family of   Smith Barney fund you are exchanging
into. An exchange is a
         funds   taxable transaction.
   tailored to
 help meet the
 varying needs
 of both large
     and small
     investors

                 . You may exchange shares only for
shares of the same class
                   of another Smith Barney fund. Not
all Smith Barney funds
                   offer all classes.

                 . Not all Smith Barney funds may be
offered in your state of
                   residence. Contact your Service
Agent or the transfer agent
                   for further information.

                 . You must meet the minimum
investment amount for each fund
                   (except for systematic investment
plan exchanges).
                 . If you hold share certificates, the
sub-transfer agent must
                   receive the certificates endorsed
for transfer or with
                   signed stock powers (documents
transferring ownership of
                   certificates) before the exchange
is effective.

                 . The fund may suspend or terminate
your exchange privilege
                   if you engage in a pattern of
exchanges.

Smith Barney Arizona Municipals Fund

     Waiver of   Your shares will not be subject to an
initial sales charge at
    additional   the time of the exchange.
 sales charges

                 Your deferred sales charge (if any)
will continue to be mea-
                 sured from the date of your original
purchase. If the fund
                 you exchange into has a higher
deferred sales charge, you
                 will be subject to that charge. If
you exchange at any time
                 into a fund with a lower charge, the
sales charge will not be
                 reduced.
------------------------------------------------------
--------------------------
  By telephone
                 If you do not have a brokerage
account with a Service Agent,
                 you may be eligible to exchange
shares through the fund. You
                 must complete an authorization form
to authorize telephone
                 transfers. If eligible, you may make
telephone exchanges on
                 any day the New York Stock Exchange
is open. Call the trans-
                 fer agent at 1-800-451-2010 between
9:00 a.m. and 4:00 p.m.
                 (Eastern time).

                 You can make telephone exchanges only
between accounts that
                 have identical registrations.
------------------------------------------------------
--------------------------
       By mail
                 If you do not have a brokerage
account, contact your Service
                 Agent or write to the sub-transfer
agent at the address on
                 the following page.


Smith Barney Mutual Funds

 Redeeming shares

     Generally
                 Contact your Service Agent to redeem
shares of the fund.

                 If you hold share certificates, the
sub-transfer agent must
                 receive the certificates endorsed for
transfer or with signed
                 stock powers before the redemption is
effective.

                 If the shares are held by a fiduciary
or corporation, other
                 documents may be required.

                 Your redemption proceeds will be sent
within three business
                 days after your request is received
in good order. However,
                 if you recently purchased your shares
by check, your redemp-
                 tion proceeds will not be sent to you
until your original
                 check clears, which may take up to 15
days.

                 If you have a brokerage account with
a Service Agent, your
                 redemption proceeds will be placed in
your account and not
                 reinvested without your specific
instruction. In other cases,
                 unless you direct otherwise, your
redemption proceeds will be
                 paid by check mailed to your address
of record.
------------------------------------------------------
--------------------------
       By mail
                 For accounts held directly at the
fund, send written requests
                 to the fund at the following address:

                      Smith Barney Arizona Municipals
Fund Inc.
                      (Specify class of shares)

                      c/o PFPC Global Fund Services

                      P.O. Box 9699

                      Providence, RI 02940-9699

                 Your written request must provide the
following:

                 . The fund and account number
                 . The class of shares and the dollar
amount or number of
                   shares to be redeemed
                 . Signatures of each owner exactly as
the account is regis-
                   tered

Smith Barney Arizona Municipals Fund

  By telephone
                 If you do not have a brokerage
account with a Service Agent,
                 you may be eligible to redeem shares
in amounts up to $50,000
                 per day through the fund. You must
complete an authorization
                 form to authorize telephone
redemptions. If eligible, you may
                 request redemptions by telephone on
any day the New York
                 Stock Exchange is open. Call the
transfer agent at 1-800-451-
                 2010 between 9:00 a.m. and 4:00 p.m.
(Eastern time).

                 Your redemption proceeds can be sent
by check to your address
                 of record or by wire or electronic
transfer (ACH) to a bank
                 account designated on your
authorization form. You must sub-
                 mit a new authorization form to
change the bank account des-
                 ignated to receive wire or electronic
transfers and you may
                 be asked to provide certain other
documents. The sub-transfer
                 agent may charge a fee on an
electronic transfer (ACH).
------------------------------------------------------
--------------------------
     Automatic   You can arrange for the automatic
redemption of a portion of
          cash   your shares on a monthly or quarterly
basis. To qualify you
    withdrawal   must own shares of the fund with a
value of at least $10,000
         plans   and each automatic redemption must be
at least $50. If your
                 shares are subject to a deferred
sales charge, the sales
                 charge will be waived if your
automatic payments do not
                 exceed 1% per month of the value of
your shares subject to a
                 deferred sales charge.

                 The following conditions apply:

                 . Your shares must not be represented
by certificates
                 . All dividends and distributions
must be reinvested

                 For more information, contact your
Service Agent or consult
                 the SAI.


Smith Barney Mutual Funds

 Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order.
This means you have provided the following information, without which your request will not be processed:

 . Name of the fund
 . Account number
 . Class of shares being bought, exchanged or redeemed
 . Dollar amount or number of shares being bought, exchanged or redeemed
 . Signature of each owner exactly as the account is registered

The fund will try to confirm that any telephone exchange or redemption request is genuine by recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

 . Are redeeming over $50,000

 . Are sending signed share certificates or stock powers to the sub-transfer agent

 . Instruct the sub-transfer agent to mail the check to an address different from the one on your account
 . Changed your account registration
 . Want the check paid to someone other than the account owner(s)
 . Are transferring the redemption proceeds to an account with a different reg-
  istration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

 . Suspend the offering of shares
 . Waive or change minimum and additional investment amounts
 . Reject any purchase or exchange order
 . Change, revoke or suspend the exchange privilege
 . Suspend telephone transactions

Smith Barney Arizona Municipals Fund

 . Suspend or postpone redemptions of shares on any day when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the Securi-
  ties and Exchange Commission
 . Pay redemption proceeds by giving you securities.
You may pay transaction
  costs to dispose of the securities

Small account balances If your account falls below
$500 because of a redemption
of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other share-holders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.


Smith Barney Mutual Funds

 Dividends, distributions and taxes

Dividends The fund pays dividends each month from its net investment income.
The fund generally makes capital gain distributions, if any, once a year, typi-cally in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from income.
You do not pay a sales
charge on reinvested distributions or dividends.
Alternatively, you can
instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash.
You can change your
choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend.


Taxes In general, redeeming shares, exchanging shares and receiving distribu-tions (whether in cash or additional shares) are all taxable events.

          Transaction               Federal tax status
Arizona tax status
Redemption or exchange of shares  Usually capital gain
Usually capital gain
                                  or loss; long-term
or loss
                                  only if shares owned
                                  more than one year
Long-term capital gain            Taxable gain
Taxable gain
distributions
Short-term capital gain           Ordinary income
Ordinary income
distributions
Dividends                         Excluded from gross
Exempt if from
                                  income if from
interest on Arizona
                                  interest on tax-
exempt municipal
                                  securities,
otherwise  securities,
                                  ordinary income
otherwise ordinary

income

Any taxable dividends and capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distribu-tions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

Smith Barney Arizona Municipals Fund

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares dur-ing the previous year. If you do not provide the fund with your correct tax-payer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

 Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabili-ties. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New
York Stock Exchange is
open. The Exchange is closed on certain holidays listed in the SAI. This calcu-lation is done when regular trading closes on the Exchange (normally 4:00 p.m.,
Eastern time).

Generally, the fund's investments are valued by an independent pricing service.
If a market quotation or a valuation from the pricing service is not readily available or if a security's value has been materially affected by events occurring after the close of the Exchange or market on which the security is principally traded, that security may be valued by another method that the fund's board believes accurately reflects fair value.
A fund that uses fair
value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities. A security's valuation may differ depending on the method used for determining fair value.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the
New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time.
Otherwise, you will receive the
next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of busi-ness.


Smith Barney Mutual Funds

 Financial highlights

The financial highlights tables are intended to help you understand the perfor-mance of each class for the past 5 years. Certain information reflects finan-cial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with the fund's financial statements, is included in the annual report (available upon request). No information is present for Class Y shares because no Class Y shares were outstanding during these fiscal years.


 For a Class A share of capital stock outstanding throughout each year ended
 May 31:

                                2000(/1/)  1999(/1/)
1998     1997     1996
------------------------------------------------------
-------------------------
 Net asset value, beginning of
 year                            $ 10.31    $ 10.54
$10.21    $9.95   $10.09
------------------------------------------------------
-------------------------
 Income (loss) from
 operations:
 Net investment income(/2/)         0.50       0.49
0.50     0.53     0.53
 Net realized and unrealized
 gain (loss)                       (0.77)     (0.10)
0.40     0.26    (0.15)
------------------------------------------------------
-------------------------
 Total income (loss) from
 operations                        (0.27)      0.39
0.90     0.79     0.38
------------------------------------------------------
-------------------------
 Less distributions from:
 Net investment income             (0.48)     (0.49)
(0.52)   (0.53)   (0.52)
 Net realized gain                 (0.02)     (0.13)
(0.05)     --       --
------------------------------------------------------
-------------------------
 Total distributions               (0.50)     (0.62)
(0.57)   (0.53)   (0.52)
------------------------------------------------------
-------------------------
 Net asset value, end of year    $  9.54    $ 10.31
$10.54   $10.21    $9.95
------------------------------------------------------
-------------------------
 Total return                      (2.64)%     3.79%
9.00%    8.06%    3.82%
------------------------------------------------------
-------------------------
 Net assets, end of year
 (000)'s                         $36,524    $46,279
$46,183  $37,304  $40,917
------------------------------------------------------
-------------------------
 Ratios to average net assets:
 Expenses(/2/)                      0.88%      0.88%
0.85%    0.88%    0.82%
 Net investment income              5.09       4.64
4.87     5.17     5.20
------------------------------------------------------
-------------------------
 Portfolio turnover rate              16%        41%
42%      27%      22%
------------------------------------------------------
-------------------------

(/1/) Per share amounts have been calculated using the monthly average shares method.

(/2/) The investment adviser waived all or part of its fees for the year ended
       May 31, 1996. If such fees had not been waived, the per share decrease to net investment income and the actual expense ratio would have been
       $0.02 and 0.99%, respectively.

Smith Barney Arizona Municipals Fund

 For a Class B share of capital stock outstanding throughout each year ended
 May 31:

                                2000(/1/)  1999(/1/)
1998     1997     1996
------------------------------------------------------
-------------------------
 Net asset value, beginning of
 year                            $ 10.30    $ 10.54
$10.21    $9.95   $10.09
------------------------------------------------------
-------------------------
 Income (loss) from
 operations:
 Net investment income(/2/)         0.45       0.43
0.45     0.48     0.48
 Net realized and unrealized
 gain (loss)                       (0.77)     (0.10)
0.40     0.26    (0.15)
------------------------------------------------------
-------------------------
 Total income (loss) from
 operations                        (0.32)      0.33
0.85     0.74     0.33
------------------------------------------------------
-------------------------
 Less distributions from:
 Net investment income             (0.42)     (0.44)
(0.47)   (0.48)   (0.47)
 Net realized gain                 (0.02)     (0.13)
(0.05)     --       --
------------------------------------------------------
-------------------------
 Total distributions               (0.44)     (0.57)
(0.52)   (0.48)   (0.47)
------------------------------------------------------
-------------------------
 Net asset value, end of year    $  9.54    $ 10.30
$10.54  $ 10.21    $9.95
------------------------------------------------------
-------------------------
 Total return                      (3.11)%     3.15%
8.46%    7.53%    3.30%
------------------------------------------------------
-------------------------
 Net assets, end of year
 (000)'s                         $15,860    $19,066
$19,721  $19,886  $22,369
------------------------------------------------------
-------------------------
 Ratios to average net assets:
 Expenses(/2/)                      1.41%      1.42%
1.38%    1.39%    1.33%
 Net investment income              4.56       4.11
4.35     4.66     4.69
------------------------------------------------------
-------------------------
 Portfolio turnover rate              16%        41%
42%      27%      22%
------------------------------------------------------
-------------------------

(/1/)Per share amounts have been calculated using the monthly average shares method.

(/2/)The investment adviser waived all or part of its fees for the year ended
     May 31, 1996. If such fees had not been waived, the per share decrease to net investment income and the actual expense ratio would have been $0.02 and 1.50%, respectively.


Smith Barney Mutual Funds

 For a Class L share of capital stock outstanding throughout each year ended
 May 31:

                               2000(/1/)
1999(/1/)(/2/)   1998    1997    1996
------------------------------------------------------
--------------------------
 Net asset value, beginning
 of year                        $10.30        $10.53
$10.21   $9.95  $10.09
------------------------------------------------------
--------------------------
 Income (loss) from
 operations:
 Net investment income(/3/)       0.43          0.42
0.45    0.47    0.48
 Net realized and unrealized
 gain (loss)                     (0.76)        (0.09)
0.39    0.26   (0.15)
------------------------------------------------------
--------------------------
 Total income (loss) from
 operations                      (0.33)         0.33
0.84    0.73    0.33
------------------------------------------------------
--------------------------
 Less distributions from:
 Net investment income           (0.42)        (0.43)
(0.47)  (0.47)  (0.47)
 Net realized gain               (0.02)        (0.13)
(0.05)    --      --
------------------------------------------------------
--------------------------
 Total distributions             (0.44)        (0.56)
(0.52)  (0.47)  (0.47)
------------------------------------------------------
--------------------------
 Net asset value, end of
 year                           $ 9.53        $10.30
$10.53  $10.21   $9.95
------------------------------------------------------
--------------------------
 Total return                    (3.24)%        3.21%
8.30%   7.49%   3.26%
------------------------------------------------------
--------------------------
 Net assets, end of year
 (000)'s                        $  988        $1,652
$875    $822    $554
------------------------------------------------------
--------------------------
 Ratios to average net
 assets:
 Expenses(/3/)                    1.56%         1.44%
1.42%   1.42%   1.39%
 Net investment income            4.38          4.09
4.30    4.63    4.63
------------------------------------------------------
--------------------------
 Portfolio turnover rate            16%           41%
42%     27%     22%
------------------------------------------------------
--------------------------

(/1/) Per share amounts have been calculated using the monthly average shares method.

(/2/) On June 12, 1998, Class C shares were renamed
Class L shares.

(/3/) The investment adviser waived all or part of its fees for the year ended
      May 31, 1996. If such fees had not been waived, the per share decrease to net investment income and the actual expense ratio would have been $0.02 and 1.56%, respectively.

Smith Barney Arizona Municipals Fund

                    (This page is intentionally left
blank.)

[LOGO OF SALOMON SMITH BARNEY MUTUAL FUNDS]

Smith Barney Arizona
Municipals Fund

Shareholder reports Annual and semiannual reports to shareholders provide addi-tional information about the fund's investments. These reports discuss the mar-ket conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.


The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by refer-ence into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service
Agent, by calling the fund at 1-800-451-2010, or by writing to the fund at
Smith Barney Mutual Funds, 388 Greenwich Street, MF2,
New York, New York 10013.

Visit our web site Our web site is located at www.smithbarney.com

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the
"Commission") Public Reference
Room in Washington, D.C. In addition, information on the operation of the
Public Reference Room may be obtained by calling the Commission at 1-202-942-
8090. Reports and other information about the funds are available on the EDGAR
Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commis-sion's Public Reference Section, Washington, D.C.
20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not law-fully sell its shares.

 SMYour Serious Money. Professionally Managed. is a service mark of Salomon
Smith Barney Inc.

(Investment Company Act

file no. 811-5066)

FD0238 9/00





September 28, 2000

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

388 Greenwich Street
New York, New York 10013
(800) 451-2010


This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the Prospectus of the Smith Barney Arizona Municipals
Fund Inc. (the "fund") dated September 28, 2000, as amended or supplemented from time to time (the
"prospectus"), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders that are incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Service Agent, a broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent"), or by writing or calling Salomon Smith Barney Inc.
("Salomon Smith Barney") at the address or telephone number above.

TABLE OF CONTENTS

Directors and Executive Officers of the Fund	2
Investment Objective and Management Policies	6
Investment
Restrictions.......................16
Risk Factors and Special Considerations Relating
to Municipal Securities...................18
Special Considerations Relating to Arizona
Municipal Securities	.....................19
Special Considerations Regarding Puerto
Rico..................21
Portfolio
Transactions............................22
Portfolio
Turnover.........................................23
Purchase of Shares...............24
Determination of Net Asset
Value.................................................................29
Redemption of Shares	30
Investment Management and Other Services	33
Valuation of Shares	38
Exchange Privilege	38
Performance Information	40
Dividends, Distributions and Taxes	44
Additional Information	48
Financial Statements.....................49
Other
Information.............................49
Appendix A....................................51


DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

The names of the directors of the fund and executive officers of the fund, together with information as to their principal business occupations, are set forth below. The executive officers of the fund are employees of organizations that provide services to the fund.
Each director who is an "interested person" of the fund, as defined in the Investment Company Act of 1940, as amended (the"1940 Act"), is indicated by an asterisk.
 The address of the "non-interested" directors and certain executive officers of the fund is 388
Greenwich
Street, New York, New York 10013.

Herbert Barg (Age 77).  Director
Private Investor. Director or trustee of 16 investment companies associated with Citigroup Inc.
("Citigroup").
 His address is 273 Montgomery Avenue, Bala Cynwyd,
Pennsylvania 19004.

*Alfred J. Bianchetti (Age 76).  Director
Retired; formerly Senior Consultant to Dean Witter
Reynolds Inc. Director or trustee of 11 investment
companies associated with Citigroup.  His address is
19
Circle End Drive, Ramsey, New Jersey 07466.

Martin Brody (Age 78).  Director
Consultant, HMK Associates; Retired Vice Chairman of the
Board of Restaurant Associates Corp. Director or trustee of 20 investment companies associated with Citigroup.
 His address is c/o HMK Associates, 30 Columbia
Turnpike, Florham Park, New Jersey 07932.

Dwight B. Crane (Age 62).  Director
Professor, Harvard Business School. Director or trustee of 23 investment companies associated with Citigroup.
 His address is c/o Harvard Business School, Soldiers
Field Road, Boston, Massachusetts 02163.

Burt N. Dorsett (Age 69).  Director
Managing Partner of Dorsett McCabe Management. Inc.,
an
investment counseling firm; Director of Research
Corporation Technologies, Inc., a nonprofit patent
clearing and licensing firm.  Director or trustee of
11
investment companies associated with Citigroup. His address is 201 East 62nd Street, New York, New York
10021.

Elliot S. Jaffe (Age 74).  Director
Chairman of the Board and President of The Dress Barn,
Inc. Director or trustee of 11 investment companies associated with Citigroup. His address is 30 Dunnigan
Drive, Suffern, New York 10901.

Stephen E. Kaufman (Age 68).  Director
Attorney. Director or trustee of 13 investment companies associated with Citigroup. His address is 277 Park
Avenue, New York, New York 10172.



Joseph J. McCann (Age 69).  Director
Financial Consultant; Retired Financial Executive,
Ryan
Homes, Inc.  Director or trustee of 11 investment
companies associated with Citigroup. His address is
200
Oak Park Place, Pittsburgh, Pennsylvania 15243.

*Heath B. McLendon (Age 67).  Chairman of the Board,
President and Chief Executive Officer
Managing Director of Salomon Smith Barney.; President of
SSB Citi Fund Management LLC ("SSB Citi" or the
"manager") and Travelers Investment Adviser, Inc.
("TIA"); Chairman or Co-Chairman of the Board and director or trustee of 78 investment companies associated with Citigroup. His address is 7 World
Trade
Center, New York, New York 10048.

Cornelius C. Rose, Jr. (Age 66).  Director
President, Cornelius C. Rose Associates, Inc., financial consultants, and Chairman and Director of Performance
Learning Systems, an educational consultant. Director or trustee of 11 investment companies associated with Citigroup. His address is Meadowbrook Village,
Building
4, Apt 6, West Lebanon, New Hampshire 03784.

Lewis E. Daidone (Age 43).  Senior Vice President and
Treasurer
Managing Director of Salomon Smith Barney; Senior Vice
President or Executive Vice President and Treasurer of
61 investment companies associated with Citigroup, and Director and Senior Vice President of the manger and TIA. His address is 125 Broad Street, New York, New
York 10004.

Joseph P. Deane (Age 51).  Vice President and
Investment
Officer
Investment Officer of SSB Citi;  Managing Director of
Salomon Smith Barney; Investment Officer of 9 Smith
Barney mutual funds.  His address is 7 World Trade
Center, New York, New York 10048.

Paul Brook (Age 47). Controller
Director of Salomon Smith Barney; from 1997-1998
Managing Director of AMT Capital Services Inc.; prior to
1997 Partner with Ernst & Young LLP.  Controller or
Assistant Treasurer of 43 investment companies affiliated with Citigroup. His address is 125 Broad
Street, New York, New York  10004.

Christina T. Sydor (Age 49). Secretary
Managing Director of Salomon Smith Barney and
Secretary
of 61 investment companies affiliated with Citigroup;
Secretary and General Counsel of the Manager and TIA.
 Her address is 388 Greenwich Street, New York, New
York
 10013

As of September 6, 2000, the directors and officers of the funds, as a group, owned less than 1% of the outstanding shares of beneficial interest of the fund.

To the best knowledge of the directors, as of September
6, 2000, the following shareholders or "groups" (as such term is defined in Section 13(d) of the Securities
Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following classes:

Shareholder
        Class
Shares Held
Thomas Adelson
4744 East Exeter
Phoenix, AZ 85018-2819
L
Owned 15,377.328
14.70% of shares



Rachel Fritch Harris & Richard
Franklin Harris Co-Ttees
FBO Rachel Fritch Harris Trust
U/A/D 05/01/89
6234 East Sage Drive
Scottsdale, AZ 85253-6961
L
Owned 13,123.199
12.55% of shares



Boynton Family Ltd Partnership
Henny Boynton President
8620 N. 84th Place
Scottsdale, AZ 85258-2492
L
Owned 10,272.073
9.8244% of shares



Robert A. Nichol Ttee
FBO The Robert A. Nichol Trust
U/A/D 03/30/00
2381 Stroke Drive
Lake Havasu City, AZ  86406-7625
L
Owned 7,737.139
7.39% of shares



G.T. Kearney Ttee
FBO Glenn T. Kearney Trust
U/A/D 08/11/93
101 S. Yucca St. #156
Chandler, AZ  85224-8177
L
Owned 7,524,113
7.19% of shares



Sally J. Adelson
1914 E. Orange Dr.
Phoenix, AZ  85016-4115
L
Owned 7,511.466
7.18% of shares



Nancy Hoard Glenn
Sole & Separate Property
P.O. Box 5029
Carefree, Arizona  85377-5029
L
Owned 6,134.320
5.86% of shares



Thomas & Jane Gill Ttee
FBO Gill Living Trust
U/A/D 06/17/97
11 East Orange Grove Rd
Apt 3016
Tucson, AZ  85704-5535
L
Owned 5,530.476
5.09% of shares




No officer, director or employee of Salomon Smith
Barney
or any of its affiliates receives any compensation from the fund for serving as an officer of the funds or director of the fund. The fund pays each director who is not an officer, director or employee of Salomon
Smith
Barney or any of its affiliates a fee of $1,000 per annum plus $100 per in-person meeting and $100 per telephonic meeting. Each director emeritus who is not an officer, director or employee of Salomon Smith
Barney
or its affiliates receives a fee of $500 per annum plus
$50 per in-person meeting and $50 per telephonic meeting. All directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings.
 For the fiscal year ended May 31, 2000, such expenses totaled $14,437. For the fiscal year ended May 31, 2000, the directors of the fund were paid the following compensation:






Name of Person




Aggregate
Compensati
on
from Fund
Total
Pension or
Retirement
Benefits
Accrued
As part of
Fund
Expenses


Compensati
on
From Fund
And Fund
Complex
Paid to
Directors


Number of
Funds for
Which
Directors
Serve Within
Fund Complex

Herbert Barg **
$1,500
$0
$114,288
16
Alfred
Bianchetti *
  1,400
  0
    53,900
11
Martin Brody **
  1,200
  0
 138,600
20
Dwight B. Crane
**
  1,400
  0
 155,363
23
Burt N. Dorsett
**
  1,500
  0
   57,950
11
Elliot S. Jaffe
**
  1,400
  0
   45,100
11
Stephen E.
Kaufman **
  1,500
  0
  110,650
13
Joseph J. McCann
**
  1,500
  0
   58,050
11
Heath B.
McLendon *
0
  0
0
78
Cornelius C.
Rose, Jr. **
  1,500
  0
   53,500
11

*	Designates an "interested" director.
**	Designates member of Audit Committee.
	Upon attainment of age 80, fund directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years. A director emeritus may attend meetings but has no voting rights.
During the fund's last fiscal year, aggregate compensation paid by the fund to directors achieving emeritus status totaled $700.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses the fund's investment objective and the policies it employs to achieve that objective.
 The following discussion supplements the description of the fund's investment policies in the prospectus.

The fund is an open-end diversified management investment company that seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes as is consistent with the preservation of capital. Its investments consist primarily of intermediate- and long-term investment-grade municipal securities issued by the State of Arizona and its political subdivisions, agencies, authorities and instrumentalities, and certain other municipal issuers such as the Commonwealth of Puerto Rico, the Virgin Islands and Guam ("Arizona
Municipal Securities") that pay interest which is excluded from gross income for federal income tax purposes and exempt from Arizona state personal income taxes. There can be no assurance that the fund's investment objective will be achieved.

The fund will operate subject to an investment policy providing that, under normal market conditions, the fund will invest at least 80% of its net assets in Arizona
Municipal Securities. The fund may invest up to 20% of its net assets in Other Municipal Securities, the interest on which is excluded from gross income for federal income tax purposes (not including the possible applicability of a federal alternative minimum tax), but which is subject to Arizona state personal income tax.
For temporary defensive purposes, the fund may invest without limit in non-Arizona municipal issuers and in "Temporary Investments" as described below.

Diversified Classification

The fund is classified as a diversified fund under the
1940 Act.  In order to be classified as a diversified
investment company under the 1940 Act, the fund may
not,
with respect to 75% of its assets, invest more than 5%
of its total assets in the securities of any one
issuer
(except U.S. government securities) or own more than
10%
of the outstanding voting securities of any one issuer.
 For the purposes of diversification under the 1940
Act,
the identification of the issuer of Municipal Bonds depends upon the terms and conditions of the security.
 When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity.




Use of Ratings as Investment Criteria

In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings
Services
("S&P") and other nationally recognized statistical ratings organizations ("NRSROs") represent the opinions of those agencies as to the quality of the Municipal
Bonds and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. To the extent the fund invests in lower-rated and comparable unrated securities, the fund's achievement of its investment objective may be more dependent on the manager's credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. The Appendix contains further information concerning the ratings of Moody's and S&P and their significance.

Subsequent to its purchase by the fund, an issue of Municipal Bonds may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the fund. Neither event will require the sale of such Municipal Bonds by the fund, but the manager will consider such event in its determination of whether the fund should continue to hold such Municipal Bonds. In addition, to the extent the ratings change as a result of changes in such organizations, in their rating systems or because of a corporate restructuring of Moody's, S&P or any NRSRO, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

The fund generally will invest at least 80% of its total assets in investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's or BBB,
SP-
2 or A-1 by S&P, or have the equivalent rating by any NRSRO or in unrated obligations of comparable quality.
 Unrated obligations will be considered to be of investment grade if deemed by the manager to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody's or BBB or better by S&P.
 The balance of the fund's assets may be invested in securities rated as low as C by Moody's or D by S&P or have the equivalent rating by any NRSRO, or deemed by the manager to be comparable unrated securities, which are sometimes referred to as "junk bonds." Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments.

The fund generally may invest up to 20% of its total assets in securities rated below Baa, MIG 3 or Prime-1
(P-1) by Moody's or BBB, SP-2 or A-1 by S&P, or in unrated securities of comparable quality or the equivalent from any other NRSRO. Such securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.

Low and Comparable Unrated Securities. While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers, In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss because of default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

While the market for municipal securities is considered to be generally adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets. The market for certain low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such recession, however, would likely disrupt severely the market for such securities and adversely affect the value of the securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the fund.

Municipal Bonds. Municipal Bonds generally are understood to include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Bonds if the interest paid thereon qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer.

The yield on Municipal Bonds is dependent on a variety of factors, including general economic and monetary conditions, general money market factors, general conditions of the Municipal Bond market, the financial condition of the issuer, the size of a particular offering, maturity of the obligation offered and the rating of the issue.

Municipal Bonds also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal
Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.
The possibility also exists that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their Municipal Bonds may be materially and adversely affected.

Municipal Leases. The fund may invest without limit in "municipal leases", which are obligations issued by state and local governments or authorities to finance the acquisition of equipment or facilities. The interest on such obligations is, in the opinion of counsel to the issuers, excluded from gross income for federal income tax purposes. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.
 However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.
 Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets;
(c)
the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

The fund may invest without limit in debt obligations which are repayable out of revenue streams generated from economically-related projects or facilities or debt obligations whose issuers are located in the same state.
 Sizeable investments in such obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties.

Private Activity Bonds. The fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent the fund's dividends are derived from interest on those bonds. Dividends derived from interest income on Municipal Securities are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.

Zero Coupon Bonds. The fund may also invest in zero coupon bonds. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity on a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon bonds. Such zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

When-Issued Securities.  The fund may purchase
Municipal
Bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the fund will purchase Municipal Bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Municipal Bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, Municipal Bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing
Municipal Bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of the fund consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established on the fund's books. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income tax.

When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered advantageous.
Repurchase Agreements. The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities
("repurchase agreements"). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund's manager. In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities.
Temporary Investments. When the fund is maintaining a defensive position, the fund may invest in short-term investments ("Temporary Investments") consisting of tax-exempt securities in the form of notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's, S&P or another
NRSRO or, if not rated, having an issue of outstanding municipal bonds of Arizona issuers rated within the three highest grades by Moody's S&P or the equivalent from another NRSRO and certain taxable short-term instruments having quality characteristics comparable to those for tax-exempt investments. The fund may invest in Temporary Investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the fund's total assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy. The fund intends, however, to purchase tax-exempt Temporary Investments pending the investing of the proceeds of the sale of portfolio securities or shares of the fund's common stock, or in order to have highly liquid securities available to meet anticipated redemptions.

From time to time on a temporary basis, the fund may invest in fixed-income obligations on which the interest is subject to Federal income tax. Except when the fund is in a "defensive" investment position, it will not purchase a taxable security if, as a result, more than 20% of its total assets would be invested in taxable securities. This limitation is a fundamental policy of the fund, that is, it may not be changed without a majority vote of the shareholders of the outstanding securities of the fund. Temporary taxable investments of the fund may consist of U.S. government securities, commercial paper rated A-1 by S&P or Prime-1 by Moody's, corporate obligations rated AAA or AA by S&P or Aaa or Aa by Moody's or the equivalent from another NRSRO, certificates of deposit or bankers' acceptances of domestic banks or thrift institutions with at least $1 billion in assets, or repurchase agreements with certain banks or dealers. Repurchase agreements may be entered into with respect to any securities eligible for investment by the fund, including municipal securities.

Financial Futures Contracts and Related Options. The fund may purchase and sell financial futures contracts and related options. Financial futures contracts are commodities contracts which obligate the long or short holder to take or make delivery at a future date of a specified quantity of a financial instrument such as Treasury bonds or bills (although they generally are settled in cash) or the cash value of a securities index. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the index value called for by the contract at a specified price on a specified date. A
"purchase"
of a futures contract means the acquisition of a contractual obligation to acquire the securities or cash value of an index at a specified price on a specified date. Currently, futures contracts are available on several types of fixed-income securities including
Treasury bonds, notes and bills, commercial paper and certificates of deposit, as well as municipal bond indices.

The fund will engage in financial futures transactions as a hedge against the effects of fluctuating interest rates and other market conditions. For example, if the fund owned long-term bonds, and interest rates were expected to rise, it could sell futures contracts
("short hedge") which would have much the same effect as selling some of the long-term bonds that it owned. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the fund's futures contracts should increase, thus keeping the net asset value of the fund from declining as much as it otherwise would have.

If the fund anticipated a decline in long-term interest rates, the fund could hold short-term municipal securities and benefit from the income earned by holding such securities while purchasing futures contracts
("long hedge") in an attempt to gain the benefit of rising long-term bond prices, because the value of the futures contracts should rise with the long-term bonds.
 In so doing, the fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them.

The fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to rise or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, by using futures contracts, the fund could accomplish the same results more easily and more quickly due to the generally greater liquidity in the financial futures markets than in the municipal securities markets.

The fund also may purchase and write call and put options on financial futures contracts. An option on futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers to the holder the futures position together with the accumulated balance in the writer's futures margin account (the amount by which the market price of the futures contract varies from the exercise price). The fund will be required to deposit or pay initial margin and maintenance margin with respect to put and call options on futures contracts written by it.

The fund also may purchase and write call and put options on securities indices. Options on indices are similar to options on securities except that settlement is made in cash. No physical delivery of the underlying securities in the index is made. Unlike options on specific securities, gain or loss depends on the price movements in the securities included in the index rather than price movements in individual securities. When the fund writes an option on a securities index, it will be required to deposit and maintain with a custodian portfolio securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, when the contract value of a call option written by the fund exceeds the exercise price, the fund will segregate cash or liquid securities equal in value to such excess.

Regulations of the Commodity Futures Trading
Commission
applicable to the fund require that its transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if the fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the fund will not exceed 5% of the market value of its assets. In addition, the fund will, with respect to its purchases of financial futures contracts, establish a segregated account consisting of cash, cash equivalents, U.S.
government securities or debt securities of any grade
(provided such assets are liquid, unencumbered and marked to market daily) in an amount equal to the total market value of the futures contracts, less the amount of initial margin on deposit for the contracts. The fund's ability to trade in financial futures contracts and options on financial futures contracts may be limited to some extent by the requirements of the Internal Revenue Code of 1986, as amended (the
"Code"),
applicable to a regulated investment company.

There are certain risks associated with the use of futures contracts and related options. There is no assurance that the fund will be able to close out its futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. The costs incurred in connection with futures transactions could reduce the fund's yield. There can be no assurance that hedging transactions will be successful, as they depend on the manager's ability to predict changes in interest rates. Furthermore, there may be an imperfect correlation (or no correlation) between the price movements of the futures contracts and price movements of the fund's portfolio securities being hedged. This lack of correlation could result from differences between the securities being hedged and the securities underlying the futures contracts in interest rate levels, maturities and creditworthiness of issuers, as well as from variations in speculative market demand for futures contracts and debt securities. Where futures contracts are purchased to hedge against an increase in the price of long-term securities, but the long-term market declines and the fund does not invest in long-term securities, the fund would realize a loss on the futures contracts, which would not be offset by a reduction in the price of the securities purchased.
 Where futures contracts are sold to hedge against a decline in the value of long-term securities in the fund's portfolio, but the long-term market advances, the fund would lose part or all of the benefit of the advance due to offsetting losses in its futures positions. Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts, described above. The use of futures contracts and related options may be expected to result in taxable income to the fund and its shareholders.

Options on Debt Securities. In connection with its hedging activities, the fund may purchase and sell put and call options on debt securities on national securities exchanges. The fund proposes to purchase put options as a defensive measure to minimize the impact of market price declines on the value of certain of the securities in the fund's portfolio. The fund may write listed call options only if the calls are "covered" throughout the life of the option. A call is "covered" if the fund owns the optioned securities or maintains in a segregated account with the fund's custodian cash, cash equivalents, U.S. government securities or debt securities of any grade (provided such assets are liquid, unencumbered and market to market daily) with a value sufficient to meet its obligations under the call.
 When the fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than fifteen months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund would forego any gain from an increase in the market price of the underlying security over the exercise price. The fund may purchase a call on securities only to effect a "closing purchase transaction," which is the purchase of a call covering the same underlying security, and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligations.

The fund also may write and purchase put options
("puts"). When the fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When the fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period.
If
any put is not exercised or sold, it will become worthless on its expiration date. The fund will not purchase puts if more than 10% of its net assets would be invested in premiums on puts.

The fund may write puts only if the puts are "secured."
 A put is "secured" if the fund maintains cash, cash equivalents, U.S. government securities or debt securities of any grade (provided such assets are liquid, unencumbered and marked to market daily) with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price. The aggregate value of the obligations underlying puts written by the fund will not exceed 50% of its net assets. The fund also may write "straddles," which are combinations of secured puts and covered calls on the same underlying security.

The fund will realize a gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the fund if the premium, plus commission costs, paid to purchase the call or put is less (or greater) than the premium, less commission costs, received on the sale of the call or put. A gain also will be realized if a call or put which the fund has written lapses unexercised, because the fund would retain the premium.

The fund's option positions may be closed out only on an exchange, which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on U.S. government securities is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue. The use of options may be expected to result in taxable income to the fund.

When-Issued Purchases and Firm Commitment Agreements.
 When the fund purchases new issues of municipal securities on a when-issued basis, a segregated account equal to the amount of the commitment will be established by the fund on the funds' books. The segregated assets may consist of cash or liquid securities having a value equal to or greater than the fund's purchase commitments, provided such securities have been determined by SSB Citi to be liquid and unencumbered, and marked to market daily, pursuant to guidelines established by the Directors. If the value of securities in the account should decline, additional cash or securities will be placed in the account so that the market value of the account will equal the amount of such commitments by the fund on a daily basis.

Securities purchased on a when-issued basis and the securities held in the fund's portfolio are subject to changes in market value based upon various factors, including changes in the level of market interest rates.
 Generally, the value of such securities will fluctuate inversely to changes in interest rates (i.e., they will appreciate in value when market interest rates decline, and decrease in value when market interest rates rise).
 For this reason, placing securities rather than cash in a segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitment.

Upon the settlement date of the when-issued securities, the fund ordinarily will meet its obligation to purchase the securities from available cash flow or from use of the cash (or liquidation of securities) held in the segregated account or sale of other securities.
Although it normally would not expect to do so, the fund also may meet its obligation from the sale of the when-issued securities themselves (which may have a current market value greater or less than the fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of net capital gains, which are not exempt from federal income tax.

When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss of opportunity to obtain a price considered to be advantageous.

The fund also may enter into firm commitment agreements for the purchase of securities at an agreed-upon price on a specified future date. During the time that the fund is obligated to purchase such securities, it will maintain in a segregated account with the fund's custodian in an aggregate value sufficient to make payment for the securities. The segregated assets may consist of cash, U.S. government securities or debt obligations of any grade so long as such assets are liquid, unencumbered and marked to market daily.

Puts or Stand-by Commitments. The fund may acquire puts or stand-by commitments which will enable the fund to improve its portfolio liquidity by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The price the fund pays for municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the fund's ability to dispose of (or retain) the municipal security.

In order to ensure that the interest on municipal securities subject to puts is tax-exempt for the fund, the fund will limit its use of puts in accordance with current interpretations or rulings of the Internal
Revenue Service (the "IRS"). The IRS has issued a ruling (Rev. Rule. 82-144) in which it determined that a regulated investment company was the owner for tax purposes of municipal securities subject to puts (with the result that interest on those securities would not lose its tax-exempt status when paid to the company).
 The IRS position in Rev. Rule. 82-144 relates to a particular factual situation, including that (a) the municipal securities with puts were purchased at prices higher than the underlying municipal securities without puts, (b) a relatively small number of the municipal securities owned by the company were subject to puts,
(c) the puts were nonassignable and terminated upon disposal of the underlying securities by the company,
(d) the puts were for periods substantially less than the terms of the underlying securities, (e) the puts did not include call arrangements or restrict the disposal of the underlying securities by the company and gave the seller no rights in the underlying securities, and (f) the securities were acquired by the company for its own account and not as security for a loan from the seller.

Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, it is expected that puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. Where the fund has paid for a put, its cost will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore would reduce any potential gains on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by the fund.

INVESTMENT RESTRICTIONS

The fund has adopted the following investment restrictions for the protection of shareholders.
Restrictions 1 through 7 cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% of the fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy or (b) more than 50% of the fund's outstanding shares. The remaining restrictions may be changed by the Board of Directors at any time. The fund may not:

	1.	Invest in a manner that would cause it to
fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

	2.	Issue "senior securities" as defined in
the
1940 Act and the rules, regulations and
orders thereunder, except as permitted
under the 1940 Act and the rules,
regulations and orders thereunder.

	3.	Invest more than 25% of its total assets
in
securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	4.	Borrow money, except that (a) the fund may
borrow from banks for temporary or
emergency (not leveraging) purposes,
including the meeting of redemption
requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

	5.	Make loans.  This restriction does not
apply
to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

	6.	Engage in the business of underwriting
securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

	7.	Purchase or sell real estate, real estate
mortgages, commodities or commodity
contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts
(including options on currencies to the
extent consistent with the fund's
investment objective and policies); or (d) investing in real estate investment trust securities.

	8.	Purchase any securities on margin (except
for such short-term credits as are
necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	9.	Purchase or otherwise acquire any security
if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

	10.	Invest in oil, gas or other mineral
exploration or development programs.

Certain restrictions listed above permit the fund to engage in investment practices the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in those practices would require Board approval and appropriate notice to shareholders. If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the fund's assets will not constitute a violation of such restriction.

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO
MUNICIPAL SECURITIES

Alternative Minimum Tax

Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular
Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-
Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision.
Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which fund assets may be invested.

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates.
In
general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

SPECIAL CONSIDERATIONS RELATING TO ARIZONA MUNICIPAL
SECURITIES

RISK  FACTORS   The  fund will  invest principally  in
 securities of political subdivisions and other issuers of the State of Arizona the interest on which is exempt from federal and Arizona income taxes. As a result, the ability of such Arizona issuers to meet their obligations with respect to such securities generally will be influenced by the political, economic and regulatory developments affecting the state of Arizona and the particular revenue streams supporting such issuers' obligations, the income derived by the fund, the ability to preserve or realize appreciation of the fund's capital, and the liquidity of the fund could be adversely affected. The following summary respecting the State of Arizona is only general in nature and does not purport to be a description of the investment considerations and factors which may have an effect on the obligations of a particular issuer in which the fund may invest.

Arizona's economy continues on a path of strong growth, although economists at Arizona State University expect the growth rate to slow. There are, however, no signs of any serious imbalances. Arizona's economy is among the fastest growing in the country. The state's population increased by more than 100,000 each year during the 7-year period from 1991 to 1999. During
1999, Arizona's population was estimated at approximately 4.84 million. As a result, homebuilding and commercial construction are extremely strong, although construction is expected to slow somewhat in 2000. This growth in population will require corresponding increases in revenue of Arizona issuers to meet increased demands for infrastructure development and various services, and the performance of Arizona's economy will be critical to providing such increased revenue.

The state's principal economic sectors include services, construction, manufacturing dominated by electrical, transportation and military equipment, high technology, government, tourism, and the military. State unemployment rates have remained generally comparable to the national average in recent years, while the Arizona economy has generally performed above the national average in recent years. Arizona has held a steady position among the top five states in employment growth since May 1993. In 1999, the Arizona rate of non-agricultural job creation ranked second in the nation.
Furthermore, from the third quarter of 1998 to the third quarter of 1999, Arizona's personal income increased by approximately 7.65 percent.

Arizona is required by law to maintain a balanced budget. To achieve this objective, Arizona has, in the past, utilized a combination of spending reductions and tax increases. The condition of the national economy will continue to be a significant factor influencing
Arizona's budget during the upcoming fiscal year.

With respect to issuers of the securities in which the fund will invest, Arizona's state constitution limits the amount of debt payable from general tax revenue that may be contracted by the State to $350,000.
However, certain other issuers have the power to issue obligations payable from a source of revenue that affects the whole or large portions of the State. For example, the Transportation Board of the State of Arizona Department of Transportation may issue obligations for highways that are paid from revenues generated from, among other sources, state gasoline taxes. Salt River Project Agricultural & Improvement
 District, an agricultural improvement district that operates the Salt River Project (a Federal reclamation project and an electrical system that generates, purchases, and distributes electric power to residential, commercial, industrial, and agricultural power users in a 2,900 square-mile service area around Phoenix), may issue obligations payable from a number of sources.

Arizona's state constitution also restricts the debt payable from general tax revenues of certain of the State's political subdivisions and municipal corporations. No county, city, town, school district, or other municipal corporation of the State may for any purpose become indebted in any manner in an amount exceeding six percent of the taxable property in such county, city, town, school district, or other municipal corporation without the approval of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose;
provided, however, that (i) under no circumstances may any county or school district of the State become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property, and (ii) any incorporated city or town of the State with such approval may be allowed to become indebted up to an additional 20% for (a) supplying such city or town water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality, and (b) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds, and recreational facilities.
Irrigation, power, electrical, agricultural improvements, drainage, flood control, and tax levying public improvement districts are, however, exempt from the restrictions of the Arizona
Constitution. There are also restrictions relating to such entities implemented by statute.

Annual property tax levies for the payment of general obligation bonded indebtedness of political subdivisions and municipal corporations are unlimited as to rate or amount (other than for purposes of refunding when there are certain limits). Other obligations may be issued by such entities, sometimes without an election, which are payable from, among other sources, project revenues, special assessments, and excise taxes.

Arizona political subdivisions and municipal corporations are subject to certain other limitations on their ability to assess taxes and levies that could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town, or community college district for their operations and maintenance expenditures cannot exceed the amount levied in a proceeding year by more than two percent. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies and instrumentalities, as available on the date of this SAI.
SSB Citi has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact that would render such information materially inaccurate.

Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American
Free Trade Agreement ("NAFTA"), which became effective
January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly tourism, construction and the high technology areas have compensated for that loss.
Puerto
Rico's economy expanded in the 1990's in step with the U.S. economy.

The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Moreover, Under Section 936 of the
Internal Revenue Code 1986, as amended (the "Code")
U.S.
companies enjoyed an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. However, in conjunction with the 1993 U.S. budget plan, Section 936 was amended and provided for two alternative limitations to the Section
936 credit. The first option limited the credit against such income to 40% of the credit allowable under then current law, with a five year phase-in period starting at 60% of the allowable credit. The second option was a wage and depreciation based credit. Additional amendments to Section 936 in 1996 imposed caps on these credits, beginning in 1998 for the first option and beginning in 2002 for the second option. More importantly, the 1996 amendments eliminated both options for taxable years beginning in 2006.

Also in 1996, a new Section 30A was added to the Code.
Section 30A permits a "qualifying domestic
corporation"
that meets certain gross income tests to claim a
credit
against the federal income tax imposed on taxable
income
derived from sources outside the United States from
the
active conduct of a trade or business in Puerto Rico
or
from the sale of substantially all the assets used in
such a business. Section 30A will be phased out by
January 1, 2006. The Governor of Puerto Rico has
proposed that Congress permanently extend Section 30A
until the Puerto Rican economy achieves certain
economic
improvements.  Similarly, President Clinton proposed
permanent extension of the Section 30A in both his
1998
and 1999 budgets. To date, however, no action has been taken.

The eventual elimination of tax benefits to those U.S.
companies with operations in Puerto Rico may lead to slower growth in the future. There can be no assurance that this will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto
Rican bonds that may be held by the fund in the long-term. The government of Puerto Rico has enacted its own tax incentive programs for both industrial and tourist activities.

Puerto Ricans have periodically considered conversion to statehood and such a vote is likely again in the future.
The statehood proposal was defeated in December, 1998.

PORTFOLIO TRANSACTIONS

Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. For the 1998, 1999 and 2000 fiscal years, the fund has paid no brokerage commissions.

Allocation of transactions, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund.
 Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of its use of such supplemental information. Such information may be useful to the manager in serving both the fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

The fund will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which Salomon Smith Barney is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC"). Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but which are not subject to such limitation. The fund also may execute portfolio transactions through Salomon
Smith
Barney and its affiliates in accordance with rules promulgated by the SEC.

While investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

PORTFOLIO TURNOVER

The fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities.
For the 1999 and 2000 fiscal years, the fund's portfolio turnover rates were 41% and 16%, respectively.

THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK.







PURCHASE OF SHARES

Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:




Amount of
Investment

Sales Charge as
a %
Of Transaction

Sales Charge as
a %
Of Amount
Invested
Dealers'
Reallowance as %
Of Offering Price
Less than $25,000
   4.00%
   4.17%
   3.60%
$ 25,000 - 49,999
3.50
3.63
3.15
50,000 - 99,999
3.00
3.09
2.70
100,000 - 249,999
2.50
2.56
2.25
250,000 - 499,999
1.50
1.52
1.35
500,000 and over
*
*
*

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to Salomon Smith Barney, which compensates
Service Agents whose clients make
purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Purchase of Shares-
Deferred Sales Charge Alternatives" and "Purchase of
Shares-Waivers of Deferred Sales Charge."

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the Securities Act of 1933.
The
reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See
"Deferred
Sales Charge Provisions" below.

Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See
"Deferred
Sales Charge Provisions" below. Until June 22, 2001 purchases of Class L shares by investors who were holders of Class C shares of the fund and/or other
Smith
Barney mutual funds on June 12, 1998 will not be subject to the 1% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith
Barney Allocation Series Inc., for which there is no minimum purchase amount).
General

Investors may purchase shares from a Service Agent.
In
addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class
A, Class B, Class L or Class Y shares.  Salomon Smith
Barney and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global
Fund Services, ("PFPC" or "sub-transfer agent") are not subject to a maintenance fee.

Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account.
Investors in Class Y shares may open an account by making an initial investment of $15,000,000.
Subsequent
investments of at least $50 may be made for all Classes.
 For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic
Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon
Smith
Barney, unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Salomon Smith
Barney, and Directors/trustees of any of the Smith
Barney mutual funds, and their spouses and children.
The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.
Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent. It is not recommended that the fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

Purchase orders received by the fund or a Service
Agent
prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the ''trade date''). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through Salomon Smith
Barney or a Service Agent purchasing through Salomon
Smith Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic
Investment Plan.  Under the Systematic Investment
Plan,
Salomon Smith Barney or the sub-transfer agent is authorized through preauthorized transfers of at least
$25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to
$25 by Salomon Smith Barney or the sub-transfer agent.
 The Systematic Investment Plan also authorizes
Salomon
Smith Barney to apply cash held in the shareholder's
Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund, Salomon Smith Barney or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to
(i)
Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National
Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed a Service Agent (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer,
(ii) was sold to the client by the Financial
Consultant
and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) investments of distributions from a UIT sponsored by Salomon Smith Barney; and (g) purchases by investors participating in a Salomon Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of the fund may be purchased by ''any person'' (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under ''Exchange Privilege'' then held by such person and applying the sales charge applicable to such aggregate.
 In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided the investor refers to such Letter when placing orders.
 For purposes of a Letter of Intent, the ''Amount of Investment'' as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the letter plus
(ii)
the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.
 The term of the Letter will commence upon the date the
Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Service
Agent or Citi Fiduciary Trust Company (the "transfer agent") to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares
(except purchases of Class Y shares by Smith Barney
Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all
Class Y shares purchased to date will be transferred to
Class A shares, where they will be subject to all fees
(including a service fee of 0.15%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the transfer agent for further information.

Deferred Sales Charge Provisions

''Deferred Sales Charge Shares'' are applicable to:
(a)
Class B shares; (b) Class L shares; and (c) Class A shares purchased without an initial sales charge but subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets;
(b)
reinvestment of dividends or capital gain distributions;
(c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than
12 months after their purchase.

Class L shares and Class A shares that are Deferred
Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase.
 In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding
Salomon
Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class
B shares by shareholders.


Year Since Purchase Payment Was Made

Deferred sales charge

First

4.50%

Second

4.00

Third

3.00

Fourth

2.00

Fifth

1.00

Sixth and thereafter

0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time.
The length of time Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney.

To provide an example, assume an investor purchased
100
Class B shares of the fund at $10 per share for a cost
of $1,000.  Subsequently, the investor acquired 5
additional shares of the fund through dividend
reinvestment.  During the fifteenth month after the
purchase, the investor decided to redeem $500 of his
or
her investment.  Assuming at the time of the
redemption
the net asset value had appreciated to $12 per share,
the value of the investor's shares would be $1,260
(105
shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a)
exchanges (see ''Exchange Privilege''); (b) automatic
cash withdrawals in amounts equal to or less than
1.00%
per month of the value of the shareholder's shares at the time the withdrawal plan commences (see
''Automatic
Cash Withdrawal Plan'') (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Volume Discounts

The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers
Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts.
Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Service Agent.

DETERMINATION OF NET ASSET VALUE

Each class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr's.
Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving and
Christmas,
and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ.
The following is a description of the procedures used by the fund in valuing its assets.

Generally, the fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Board of Directors. A security that is primarily traded on a domestic or foreign exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean between the bid and asked price. Over-the-counter securities are valued at the mean between the bid and asked price. If market quotations for those securities are not readily available, they are valued at fair value, as determined in good faith by the fund's
Board of Directors. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

U.S. government securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the fund's Board of Directors.

Short-term investments maturing in 60 days or less are valued at amortized cost whenever the Board of Directors determines that amortized cost reflects fair value of those investments. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.

All other securities and other assets of the fund will be valued at fair value as determined in good faith by the fund's Board of Directors.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price per Class A and Class
Y share of the fund is equal to the net asset value per share at the time of purchase plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price per Class B and Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The method of computing the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.

REDEMPTION OF SHARES

The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith
Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Service
Agent.  Shares other than those held by Salomon Smith
Barney as custodian may be redeemed through an investor's Financial Consultant, Service Agent or by submitting a written request for redemption to:

Smith Barney Arizona Municipals Fund Inc.
Class A, B, L or Y (please specify)
c/o PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed,
(b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve
System
or member firm of a national securities exchange.
Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period.
Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

Automatic Cash Withdrawal Plan. The fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between Classes of a fund. Any applicable deferred sales charge will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the deferred sales charge at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the deferred sales charge.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Service
Agent.

Telephone Redemption and Exchange Program.
Shareholders
who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at
1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire
Authorization Form, along with a signature guarantee, that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in a fund.)

Redemptions.   Redemption requests of up to $50,000 of
any class or classes of shares of a fund may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00
a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve
System
or have a correspondent relationship with a member bank.
 The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire
Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-
800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern
time) on any day on which the NYSE is open.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine.
 The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

Redemptions in Kind. In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the Board of Directors may deem advisable; however, payments shall be made wholly in cash unless the Board of Directors believes economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Determination of Net Asset
Value" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

Distributions in Kind

If the fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal
Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly.
Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.
(With
respect to Withdrawal Plans in effect prior to November
7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments will reduce the shareholder's investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund.
 Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the
Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders who wish to participate in the Withdrawal
Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal
Plan are reinvested automatically at net asset value in additional shares of the fund. For additional information, shareholders should contact a Service
Agent. Withdrawal Plans should be set up with a Service
Agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawals.
 For additional information, shareholders should contact a Service Agent.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser and Administrator - SSB Citi
(Manager)

SSB Citi (successor to SSBC Fund Management Inc.)
serves
as investment adviser to the fund pursuant to an
investment advisory agreement (the "Investment
Advisory
Agreement") with the fund which was approved by the
Board of Directors, including a majority of directors
who are not "interested persons" of the fund or the
manager.  The manager is a wholly owned subsidiary of
Salomon Smith Barney Holdings Inc. ("Holdings"), which
in turn, is a wholly owned subsidiary of Citigroup.
Subject to the supervision and direction of the fund's
Board of Directors, the manager manages the fund's
portfolio in accordance with the fund's stated
investment objective and policies, makes investment
decisions for the fund, places orders to purchase and
sell securities, and employs professional portfolio
managers and securities analysts who provide research
services to the fund. The manager pays the salary of
any
officer and employee who is employed by both it and
the
fund. The manager bears all expenses in connection
with
the performance of its services.  SSB Citi (through
its
predecessor entities) has been in the investment
counseling business since 1968 and renders investment
advice to a wide variety of individual, institutional
and investment company clients that had aggregate
assets
under management as of August 30, 2000 in excess of
$204
billion.

The fund pays the manager a fee for investment advisory services at the annual rate of 0.30% of the value of its daily net assets. For the fiscal years ended May 31, 1998, 1999 and 2000, the fund incurred $185,780,
$206,144 and $182,295 respectively, in investment advisory fees.

SSB Citi also serves as administrator to the fund pursuant to a written agreement (the "Administration
Agreement"). As administrator SSB Citi: (a) assists in supervising all aspects of the fund's operations; (b) supplies the fund with office facilities (which may be in SSB Citi's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable contingent deferred sales charges and similar fees and charges and (iii) distribution fees, (c) internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (d) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

As compensation for administrative services rendered to the fund, the manager receives a fee computed daily and payable monthly at the following annual rates of average daily net assets: 0.20% up to $500 million; and 0.18% thereafter. For the fiscal years ended May 31, 1998, 1999 and 2000, the fund paid the manager $123,853, $137,430 and $121,530, respectively, in administration fees.

The fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of directors of the fund who are not officers, directors, shareholders or employees of Salomon Smith Barney or the manager; SEC fees and state Blue Sky notice fees; charges of custodians;
transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses;
costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Directors of the fund.



Auditors

KPMG LLP, independent auditors, 757 Third Avenue, New
York, New York 10017, have been selected to serve as auditors of the fund and to render an opinion on the fund's financial statements for the fiscal year ended
May 31, 2001.

Counsel

Willkie Farr & Gallagher, 787 Seventh Avenue, New
York,
New York 10019, serves as counsel to the fund.

Stroock, Stroock & Lavan, 180 Maiden Lane, New York,
New
York, 10038 serves as counsel to the directors who are not "interested persons" of the fund.

Custodian, Transfer Agent and Sub-Transfer Agent

PFPC Trust Company, located at 17th and
Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as the fund's custodian. Under the custody agreement, PNC holds the fund's portfolio securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

Citi Fiduciary Trust Company, located at 125 Broad
Street, New York, New York 10004, serves as the fund's transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

PFPC Global Fund Services, located at P.O. Box 9699
Providence, R.I. 02940-9699 serves as the fund's sub-transfer agent to render certain shareholder record keeping and accounting services functions. Under the transfer agency agreement, PFPC maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, PFPC receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Distributor

Effective June 5, 2000, Salomon Smith Barney replaced
CFBDS, Inc. as the fund's distributor.  Prior to June
5,
2000, CFBDS, Inc., located at 20 Milk Street, Boston,
Massachusetts 02109-5408 served as the fund's distributor pursuant to a written agreement dated
October 8, 1998 (the "Distribution Agreement") which was approved by the fund's Board of Directors, including a majority of the independent directors on July 15, 1998.
 Prior to the merger of Travelers Group, Inc. and Citicorp Inc. on October 8, 1998, Salomon Smith Barney served as the fund's distributor.

For the 1997 and 1998 fiscal years, Salomon Smith
Barney, received $32,000 and $120,000, respectively, in sales charges from the sale of Class A shares, and did not reallow any portion thereof to dealers. For the period May 31, 1998 through October 7, 1998 the aggregate dollar amount of sales charges on Class A shares was $26,000 all of which was paid to Salomon
Smith Barney.  For the period October 8, 1998 through
May 31, 1999 the aggregate dollar amount of sales charges on Class A shares was $60,000, $54,000 of which was paid to Salomon Smith Barney. For the fiscal year ended May 31, 2000, the aggregate dollar amount of initial sales charges on Class A shares was $42,000, $37,800 of which was paid to Salomon Smith Barney.

For the period June 12, 1998 through October 7, 1998 the aggregate dollar amount of sales charges on Class L shares was $4,000, all of which was paid to Salomon
Smith Barney.  For the period October 8, 1998 through
May 31, 1999 the aggregate dollar amount of sales charges on Class L shares was $5,000, $4,500 of which was paid to Salomon Smith Barney. For the fiscal year ended May 31, 2000, the aggregate dollar amount of initial sales charges on Class L shares was $3,000, $2,700 of which was paid to Salomon Smith Barney.

For the fiscal year ended May 31, 1999, Salomon Smith
Barney or its predecessor received from shareholders
$15,000, in deferred sales charges on the redemption of
Class A shares. For the fiscal years ended May 31, 1998, 1999 and 2000, Salomon Smith Barney or its predecessor received from shareholders $35,000, $6,000 and $21,000, respectively, in deferred sales charges on the redemption of Class B shares. For the fiscal years ended May 31, 1998, 1999 and 2000, respectively,
Salomon
Smith Barney or its predecessor received from shareholders $0, $0 and $3,000 in deferred sales charges on the redemption of Class L shares.

When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The fund's Board of Directors has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Advisory
Agreement for continuance.

Distribution Arrangements.  To compensate Salomon
Smith
Barney for the service it provides and for the expense it bears, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays
Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares.
 In addition, the fund pays Salomon Smith Barney a distribution fee with respect to Class B and Class L shares primarily intended to compensate Salomon Smith
Barney for its initial expense of paying Financial
Consultants a commission upon sales of those shares.
The Class B and Class L distribution fee is calculated at the annual rate of 0.50% and 0.55%, respectively, of the value of the fund's average net assets attributable to the shares of each Class.

For the fiscal year ended May 31, 2000, Salomon Smith
Barney incurred distribution expenses totaling
$202,168
consisting of $12,692 for advertising, $1,351 for printing and mailing of prospectuses, $81,699 for support services, $103,631 to Salomon Smith Barney
Financial Consultants, and $2,795 in accruals for interest on the excess of Salomon Smith Barney expenses incurred in distributing the fund's shares over the sum of the distribution fees and deferred sales charges received by Salomon Smith Barney from the fund.

The following service and distribution fees were incurred pursuant to a Distribution Plan during the years indicated:



Distribution Plan Fees





Fiscal Year
Ended 5/31/00

Fiscal Year
Ended 5/31/99

Fiscal Year
Ended 5/31/98

Class A

$  62,977

$  71,707

$  61,866

Class B

$113,358

$127,508

$128,784

Class L*

$    9,385

$    9,054

$    6,087

Class L shares were called Class C shares until June 12, 1998.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the independent directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the directors and independent directors in the manner described above. The Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the independent directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940
Act). Pursuant to the Plan, Salomon Smith Barney will provide the fund's Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriter has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

A copy of the fund's code of ethics is on file with the
Securities and Exchange Commission.

VALUATION OF SHARES

The fund's net asset value per share is determined as of close of regular trading on the NYSE, on each day that the NYSE is open, by dividing value of the fund's net assets attributable to each Class by the total number of shares of that Class outstanding.

When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Board of Directors determines that amortized cost is fair value.
Amortized
cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the fund's Board of Directors.

EXCHANGE PRIVILEGE

Shares of each Class of the fund may be exchanged for shares of the same Class of certain Smith Barney mutual funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class
A,
Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

Class B Exchanges. If a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the
Class B shares of the fund that have been exchanged.

Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective
Class in any of the funds identified above may do so without imposition of any charge.

Additional Information Regarding the Exchange
Privilege.
 Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the fund's performance and its shareholders. The manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, the fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or (b) remain invested in the fund or exchange into any of the funds of the Smith Barney mutual funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

Certain shareholders may be able to exchange shares by telephone. See ''Redemption of Shares-Telephone
Redemptions and Exchange Program.'' Exchanges will be processed at the net asset value next determined.
Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. An exchange involves a taxable redemption of shares, subject to the tax treatment described in "Dividends, Distributions and Taxes" below, followed by a purchase of shares of a different fund. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

Additional Information Regarding Telephone Redemption and Exchange Program

Neither the fund nor its agents will be liable for instructions communicated by telephone that are reasonably believed to be genuine. The fund or its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions
(for example, a shareholder's name and account number will be required and phone calls may be recorded).
The
fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK.


PERFORMANCE INFORMATION

From time to time, the fund may quote total return of a class in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include data from the following industry and financial publications: Barron's, Business Week, CDA
Investment Technologies, Inc., Changing Times, Forbes,
Fortune, Institutional Investor, Investor's Business
Daily, Money, Morningstar Mutual Fund Values, The New
York Times, USA Today and The Wall Street Journal.

Yield and Equivalent Taxable Yield

A Class' 30-day yield figure described below is calculated according to a formula prescribed by the SEC.
The formula can be expressed as follows:

YIELD =2 [(a-b +1)6-1]
						        cd

Where:	 a	=  	dividends and interest earned
during the period.
		 b	=  	expenses accrued for the
period
(net of reimbursement).
 c	=  	the average daily number of
shares outstanding during the
period that were entitled to
receive dividends.
	 d	=  	the maximum offering price per
share on the last day of the period.

For the purpose of determining the interest earned
(variable "a'' in the formula) on debt obligations that were purchased by the fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

The fund's equivalent taxable 30-day yield for a Class of shares is computed by dividing that portion of the Class' 30-day yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Class' yield that is not tax-exempt.

The yields on municipal securities are dependent upon a variety of factors, including general economic and monetary conditions, conditions of the municipal securities market, size of a particular offering, maturity of the obligation offered and rating of the issue. Investors should recognize that in periods of declining interest rates the fund's yield for each Class of shares will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield for each Class of shares will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund's portfolio, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

The fund's yield for Class A, Class B and Class L shares for the 30-day period ended May 31, 2000 was 4.71%, 4.18% and 3.66%, respectively. The equivalent taxable yield for Class A, Class B and Class L shares for that same period was 8.22%, 7.29% and 6.39%, respectively, assuming the payment of Federal income taxes at a rate of 39.6% and Arizona taxes at a rate of 5.1%.

There is no performance information for Class Y shares because none were outstanding for the periods presented.

Average Annual Total Return

"Average annual total return," as described below, is computed according to a formula prescribed by the SEC.
 The formula can be expressed as follows:

	P (1+T)n = ERV

Where:		 	P	= 	a hypothetical
initial payment of $1,000.
T	= 	average annual total
return.
N	=	number of years.
ERV	=	Ending Redeemable Value
of a hypothetical $1,000
investment made at the
beginning of a 1-, 5-,
or 10-year period at the
end of a 1-, 5-, or 10-
year period (or
fractional portion
thereof), assuming
reinvestment of all
dividends and
distributions.

The fund's average annual total return for Class A shares assuming the maximum applicable sales charge was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

(6.54)% for the one-year period ended May 31, 2000.

  3.48% for the five-year period ended May 31, 2000.

	  5.91% for the ten-year period ended May 31, 2000.

  6.17% per annum during the period from the fund's commencement of operations on
  June 1, 1987 through May 31, 2000.

A Class' average annual total return assumes that the maximum applicable sales charge or deferred sales charge assessed by the fund has been deducted from the hypothetical investment. If the maximum 4.00% sales charge had not been deducted, Class A's average annual total return would have been (2.64)%, 4.32%, 6.35% and 6.50%, respectively, for those same periods.

The fund's average annual total return for Class B shares assuming the deduction of the maximum applicable deferred sales charge was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

(7.27)% for the one-year period ended May 31, 2000.

  3.62% for the five-year period ended May 31, 2000.

  4.84% per annum during the period from the fund's commencement of operations on
  November 6, 1992 through May 31, 2000.

If the maximum applicable deferred sales charge had not been deducted at the time of redemption, Class B's average annual total return would have been (3.11)%, 3.78% and 4.84%, respectively, for the same periods.

The fund's average annual total return for Class L shares assuming the maximum applicable deferred sales charge was as follows for the periods indicated
(reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

  (5.09)% for the one-year period ended May 31, 2000.

	  3.52% for the five-year period ended May 31, 2000.

  5.38% per annum during the period from the fund's commencement of operations on
  December 8, 1994 through May 31, 2000.

If the maximum applicable deferred sales charge had not been deducted at the time of redemption, Class L's average annual total return for the same periods ended
May 31, 2000 would have been (3.24)%, 3.72% and 5.56%.

There is no performance information for Class Y shares because none were outstanding for the periods presented.

Aggregate Total Return

"Aggregate total return" represents the cumulative change in the value of an investment in the Class for the specified period and is computed by the following formula:

	ERV-P
	P

Where: 	P 	=	a hypothetical initial payment
of $10,000.
ERV	=	Ending Redeemable Value of a
hypothetical $10,000 investment
made at the beginning of a 1-,
5-, or 10-year period at the
end of a 1-, 5-, or 10-year
period (or fractional portion
thereof), assuming reinvestment
of all dividends and
distributions.

The fund's aggregate total return for Class A shares was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

(6.54)% for the one-year period ended May 31, 2000.

18.64% for the five-year period ended May 31, 2000.

	77.57% for the ten-year period ended May 31, 2000.

117.76% for the period from the fund's
commencement of operations on June 1, 1987 through May 31, 2000.

Class A's aggregate total return assumes that the maximum applicable sales charge or maximum applicable deferred sales charge has been deducted from the investment. If the maximum sales charge had not been deducted at the time of purchase, Class A's aggregate total return for the same periods would have been (2.64)%, 23.58%, 85.05% and 126.84%, respectively.

The fund's aggregate total return for Class B shares was as follows for the periods indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

(7.27)% for the one-year period ended May 31, 2000.

19.47% for the five-year period ended May 31, 2000.

41.22% for the period from commencement of operations on November 6, 1992 through May 31,
2000.

If the maximum applicable deferred sales charge had not been deducted at the time of redemption, Class B's aggregate total return for the same periods would have been (3.11)%, 20.41% and 43.04%, respectively.

The fund's aggregate total return for Class L shares was as follows for the period indicated (reflecting the waiver of the fund's investment advisory and administration fees and reimbursement of expenses):

(5.09)% for the one-year period ended May 31, 2000.

18.86% for the five-year period ended May 31, 2000.

33.26% for the period from commencement of operations on December 8, 1994 through May 31,
2000.

If the maximum applicable deferred sales charge had not been deducted at the time of redemption, Class L's aggregate total return for the same periods ended May
31, 2000 would have been (3.24)%, 20.04% and 34.56%.

There is no performance information for Class Y shares because none were outstanding for the periods presented.

Performance will vary from time to time depending on market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered as representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each
Class' net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The fund's policy is to declare and pay exempt-interest dividends monthly.
Dividends from net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains, in order to avoid a Federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge.

The per share amounts of the exempt-interest dividends on Class B and Class L shares may be lower than on Class
A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class L shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of fund shares (A, B, L and Y).

Taxes. The following is a summary of the material
United
States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state and local consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.



The fund and its investments

As described in the fund's prospectus, the fund is
designed to provide shareholders with current income
which is excluded from gross income for federal income
tax purposes.  The fund is not intended to constitute
a
balanced investment program and is not designed for
investors seeking capital gains or maximum tax-exempt
income irrespective of fluctuations in principal.
Investment in the fund would not be suitable for tax-
exempt institutions, qualified retirement plans, H.R.
10
plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and
(b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than
5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least 90% of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the
Code) and 90% of its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute.

At May 31, 2000, the unused capital loss carryovers of the fund were approximately $363,000. For federal income tax purposes, these amounts are available to be applied against future realized capital gains, if any.
 The carryovers expire as follows:

May 31, 2008
Carryforward Amount				$363,000

The Code imposes a 4% nondeductible excise tax on the
fund to the extent it does not distribute by the end
of
any calendar year at least 98% of its net investment
income for that year and 98% of the net amount of its
capital gains (both long-term and short-term) for the
one-year period ending, as a general rule, on October
31
of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income.
 In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.
In
addition, if the fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains with respect to certain of its assets
(the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund's transactions in municipal bond index and interest rate futures contracts and options on these futures contracts (collectively "section 1256 contracts") will be subject to special provisions of the
Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also
(a) will require the fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Taxation of Shareholders

Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for Federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then, for Federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as Federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments.
Furthermore, that portion of any exempt-interest dividend paid by the fund which represents income derived from private activity bonds held by the fund may not retain its Federal tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a "related person" thereof.
 Moreover, some or all of the fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of the fund's dividends and distributions may affect a foreign corporate shareholder's Federal
"branch profits" tax liability and Federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors to determine whether they are
(a)
substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the Federal branch profits tax or the Federal "excess net passive income" tax.

The fund does not expect to realize a significant amount of capital gains. Net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares.
Distributions of net-long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition.
 This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. The fund may be required to withhold, for United States federal income tax purposes,
31% of (a) taxable dividends and distributions and (b) redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding.
Backup
withholding is not an additional tax and any amount withheld may be credited against a shareholder's
United
States federal income tax liabilities.

Notices. Shareholders will be notified annually by the fund as to the United States federal income tax and Arizona personal income tax status of the dividends and distributions made by the fund to its shareholders.
These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the Federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded or exempt from Federal income taxation and the dollar amount of dividends subject to Federal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the fund. To the extent the fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that day.

The foregoing is only a summary of certain material tax consequences affecting the fund and its shareholders.
 Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

The fund was incorporated under the laws of the State of
Maryland on May 4, 1987 and commenced operations on June
1, 1987 under the name Hutton Municipal Series Inc.
On
October 14, 1994, the fund changed its name to Smith
Barney Arizona Municipals Fund Inc.

Each Class of the fund's shares represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class;
(d) the expenses allowable exclusively to each Class;
(e) voting rights on matters exclusively affecting a single class; (f) the exchange privilege of each Class;
and (g) the conversion feature of the Class B shares.
 The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

The fund does not hold annual shareholder meetings.
There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. The directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund's outstanding shares and the fund will assist shareholders in calling such a meeting as required by the 1940 Act.
When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class.
Generally,
shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class.

FINANCIAL STATEMENTS

The fund's annual report for the fiscal year ended May
31, 2000 is incorporated herein by reference in its entirety. The annual report was filed on August 2, 2000, Accession Number 950130-00-4177.

OTHER INFORMATION

In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average
21 years in the industry and 15 years with the firm.

Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

	Style Pure Series
Our Style Pure Series funds stay fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their Service
Agent.

	Classic Investor Series
Our Classic Investor Series funds offer a range of equity and fixed income strategies that seek to capture opportunities across asset classes and investment styles using disciplined investment approaches.

	The Smith Barney Allocation Series
As a fund of funds, investors can select a Portfolio that may help their investment needs.
 As needs change, investors can easily choose another long-term, diversified investment from our fund family.

	Special Discipline Series
	Our Special Discipline Series funds are designed for investors who are looking beyond more traditional market categories: from natural resources to a roster of state-specific municipal funds.



APPENDIX A

Description of S&P and Moody's ratings:

S&P Ratings for Municipal Bonds

S&P's Municipal Bond ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program,
Federal or state guarantee or the automatic withholding and use of state aid to pay the defaulted debt service.

	AAA

Prime - These are obligations of the highest quality.
 They have the strongest capacity for timely payment of debt service.

General Obligation Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

	AA

High Grade - The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated "AA'' have the second strongest capacity for payment of debt service.



	A

Good Grade - Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent.
Management performance appears adequate.

	BBB

Medium Grade - Of the investment grade ratings, this is the lowest.

General Obligation Bonds - Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A'' and "BBB" ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

Revenue Bonds - Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

	BB, B, CCC and CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation.
 While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

	C

The rating C is reserved for income bonds on which no interest is being paid.

	D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

S&P Ratings for Municipal Notes

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated
SP-1
have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Moody's Ratings for Municipal Bonds

	Aaa

Bonds that are Aaa are judged to be of the best quality.
 They carry the smallest degree of investment risk and are generally referred to as "gilt edge.'' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

	Aa

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.
 They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

	A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

	Baa

Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


	Ba

Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

	B

Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

	Caa

Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

	Ca

Bonds that are rated Ca represent obligations that are speculative in a high degree. These issues are often in default or have other marked short-comings.

	C

Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Ratings for Municipal Notes

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment
Grade
(MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG).
This distinction is in recognition of the differences between short- and long-term credit risk. Loans bearing the designation MIG 1 or VMIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing, from established and broad-based access to the market for refinancing, or both.
Loans bearing the designation MIG 2 or VMIG 2 are of high quality, with margins of protection ample although not as large as the preceding group. Loans bearing the designation MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.
Liquidity
and cash flow may be narrow and market access for refinancing is likely to be less well established.




Description of S&P A-1+ and A-1 Commercial Paper
Rating

The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P.
Paper
rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of "AA-'' or higher), or the direct credit support of an issuer or guarantor that possesses above-average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A'' or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

Description of Moody's Prime-1 Commercial Paper Rating

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


SMITH BARNEY ARIZONA MUNICIPALS FUND INC.



Statement of


Additional
Information























September 28, 2000




Smith Barney Arizona Municipals Fund Inc.
388 Greenwich Street
New York, NY  10013

	SALOMON
SMITH BARNEY

	A Member
of Citigroup [Symbol]


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